Rule 497(k)

File No. 333-140895

First Trust Exchange-Traded AlphaDEX® Fund

SUMMARY PROSPECTUS
First Trust Exchange-Traded AlphaDEX® Fund
First Trust Mid Cap Growth AlphaDEX® Fund
Ticker Symbol:	FNY
Exchange:	The Nasdaq Stock Market LLC
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FNY. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund’s prospectus and statement of additional information, both dated December 1, 2016, are all incorporated by reference into this Summary Prospectus.
December 1, 2016

Investment Objective
The First Trust Mid Cap Growth AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq AlphaDEX® Mid Cap Growth Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before December 31, 2017.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets following December 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$278	$501	$1,144
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 193% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to select growth stocks from the NASDAQ US 600 Mid Cap Index (the "Base Index") that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index attempts to generate positive alpha by identifying stocks based on three factors: value, momentum and size.
The Base Index is a comprehensive, rules-based index designed to measure stock market performance of mid cap US companies, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.

2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; and stocks which do not meet the Index Provider’s liquidity screens.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock is classified as either a value stock or a growth stock, as determined by the Index Provider. A stock classified as a value stock will receive its value rank as its “selection score” and a stock classified as a growth stock will receive its growth rank as its “selection score.” Only those stocks designated as growth stocks are eligible for the portfolio.
4.	The top 225 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was January 11, 2016. See “Index Information” for additional information.
The Fund’s strategy includes a quarterly portfolio rebalance and reconstitution which may result in a high rate of turnover. As of July 31, 2016, the Fund had significant investments in the financials sector. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. As of October 31, 2016, the market capitalization range of securities in the Index was $1.5 billion to $12 billion.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET CAPITALIZATION RISK. Because of market movement, there can be no assurance that the securities held by the Fund will stay within the given market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on Nasdaq which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
REIT INVESTMENT RISK. The Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in real estate investment trusts ("REITs") involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.
SMALLER COMPANIES RISK. Mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On April 8, 2016, the Fund’s underlying index changed from the Defined Mid Cap Growth Index to the Nasdaq AlphaDEX® Mid Cap Growth Index. Therefore, the Fund’s performance and total returns shown below are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of January 11, 2016, it was not in existence for any of the periods disclosed. The new Index is substantially similar to the Defined Mid Cap Growth Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Mid Cap Growth AlphaDEX® Fund
Calendar Year Total Returns as of 12/31 (1)
(1)	The Fund's year-to-date total return based on net asset value for the period 12/31/15 to 9/30/16 was 7.29%.
During the periods shown in the chart above:
Best Quarter		Worst Quarter
13.55%	March 31, 2013	-8.68%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception	Inception Date
Return Before Taxes	-1.20%	8.29%	4/19/2011
Return After Taxes on Distributions	-1.39%	8.14%
Return After Taxes on Distributions and Sale of Fund Shares	-0.67%	6.45%
Defined Mid Cap Growth Index (reflects no deduction for fees, expenses or taxes)	-0.42%	9.12%
Nasdaq AlphaDEX® Mid Cap Growth Index(1),(2) (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Nasdaq US 600 Mid Cap Growth Index(2) (reflects no deduction for fees, expenses or taxes)	N/A	N/A
S&P MidCap 400® Growth Index (reflects no deduction for fees, expenses or taxes)	2.02%	9.98%
(1)	On April 8, 2016, the Fund’s underlying index changed from the Defined Mid Cap Growth Index to the Nasdaq AlphaDEX® Mid Cap Growth Index. Because the Fund’s new underlying index had an inception date of January 11, 2016, performance information is not included above. The new Index is substantially similar to the Defined Mid Cap Growth Index.
(2)	Performance data is not available for all the periods shown in the table for the index, because performance data does not exist for each of the entire periods.

Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
FNYSP0120116